Investment Properties	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about investment property [abstract]
Investment Properties
13.
Investment Properties

Changes in investment properties account for the years ended December 31, 2023 and 2022 are as follows:

	Land	Land Improvements	Building	Total
	(in million pesos)
December 31, 2023
Balances at beginning and end of the year	858	2	155	1,015
Net gains (losses) from fair value adjustments charged to profit or loss	58	8	(36)	30
Transfers from property and equipment	363	2	2	367
Disposals during the year	(95)	—	(2)	(97)
Balances at end of the year	1,184	12	119	1,315

December 31, 2022
Balances at beginning of the year	771	3	155	929
Net gains (losses) from fair value adjustments charged to profit or loss	96	(1)	2	97
Transfers from (to) property and equipment	2	—	(2)	—
Disposals during the year	(11)	—	—	(11)
Balances at end of the year	858	2	155	1,015

Investment properties, which consist of land, land improvements and building, are stated at fair values, which have been determined based on appraisal performed by an independent firm of appraisers, an industry specialist in valuing these types of investment properties.

The valuation for land was based on a market approach valuation technique using price per square meter. The valuation for building and land improvements was based on a cost approach valuation technique using current material and labor costs for improvements based on external and independent reviewers.

We have determined that the highest and best use of some of the idle or vacant land properties at the measurement date would be to convert the properties for residential or commercial development. The properties are not being used for strategic reasons.

We have no restrictions on the realizability of our investment properties and no contractual obligations to either purchase, construct or develop investment properties or for repairs, maintenance and enhancements.

Repairs and maintenance expenses related to investment properties that do not generate rental income amounted to
Php129 million, Php93 million and Php78 million for the years ended December 31, 2023, 2022 and 2021, respectively.

Rental income relating to investment properties that are being leased and included as part of revenues amounted to
Php57 million, Php51 million and Php48 million for the years ended December 31, 2023, 2022 and 2021, respectively.
See Note 10 – Leases.

The above investment properties were categorized under Level 2 and Level 3 of the fair value hierarchy. There were no transfers in and out of Level 2 and Level 3 of the fair value hierarchy.

Significant increases (decreases) in price per square meter for land, current material and labor costs of improvements would result in a significantly higher (lower) fair value measurement.